UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
April 27, 2007
COCA-COLA BOTTLING CO. CONSOLIDATED
(Exact name of registrant as specified in its charter)

Delaware	0-9286	56-0950585
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)
4100 Coca-Cola Plaza, Charlotte, North Carolina       28211
(Address of principal executive offices)            (Zip Code)
(704) 557-4400
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On April 27, 2007, the stockholders of Coca-Cola Bottling Co. Consolidated (the “Company”) approved the Coca-Cola Bottling Co. Consolidated Amended and Restated Annual Bonus Plan (the “Bonus Plan”), the Coca-Cola Bottling Co. Consolidated Long-Term Performance Plan (the “Performance Plan”) and an Amendment to the Restricted Stock Award Agreement with J. Frank Harrison, III, the Company’s Chief Executive Officer (the “Award Amendment”). Summary descriptions of the Bonus Plan, Performance Plan and Award Amendment are set forth on pages 44 through 56 of the Company’s Proxy Statement for its Annual Meeting of Stockholders held on April 27, 2007 (the “2007 Proxy Statement”), which descriptions are incorporated herein by reference.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA BOTTLING CO. CONSOLIDATED
(REGISTRANT)

Date: May 3, 2007	BY:	/s/ Steven D. Westphal

Steven D. Westphal Principal Financial Officer of the Registrant and Senior Vice President and Chief Financial Officer

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